UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2014

MIRATI THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35921	46-2693615
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9363 Towne Centre Drive, Suite 200

San Diego, California 92121

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 332-3410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On November 5, 2014, the Board of Directors (Board), upon recommendation of the Nominating and Corporate Governance Committee of the Board, elected Michael Grey to the Board, effective immediately. Mr. Grey’s term of office expires at the Company’s 2015 annual meeting of stockholders or when his successor is duly elected and qualified, or his earlier death, resignation or removal.

In accordance with the Company’s Non-Employee Director Compensation Policy, Mr. Grey is entitled to receive an annual Board service retainer of $40,000.  On November 5, 2014, pursuant to the terms of the Company’s 2013 Equity Incentive Plan, Mr. Grey was granted an option to purchase 25,000 shares of the Company’s Common Stock.  The shares subject to the option will vest in equal monthly installments over the thirty-six months following the date of grant.  Vesting of the option will cease if Mr. Grey resigns from the Board or otherwise ceases to serve on the Board.

The Company also entered into a standard form of indemnity agreement with Mr. Grey (the “Indemnity Agreement”) effective upon his election to the Board. The Indemnity Agreement provides, among other things, that the Company will indemnify him, under the circumstances and to the extent provided for therein, for certain expenses which he may be required to pay in connection with certain claims to which he may be made a party by reason of his position as a director of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company’s Bylaws. The Company’s standard form of indemnity agreement is filed as Exhibit 10.1to this Current Report on Form 8-K, and is incorporated herein by reference.

There are no arrangements or understandings between Mr. Grey and any other person pursuant to which he was selected as a director of the Company, there are no family relationships between Mr. Grey and any director, executive officer or any person nominated or chosen to become a director or executive officer of the Company, and there are no related person transactions (within the meaning of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission) between Mr. Grey and the Company.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1

Form of Indemnity Agreement, previously filed as Exhibit 10.36 to the Company’s Registration Statement on Form S-1 (No. 333-191544), as originally filed on October 3, 2013, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2014	MIRATI THERAPEUTICS, INC.

/s/ Mark J. Gergen
Mark J. Gergen
Executive Vice President and Chief Operations Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1

Form of Indemnity Agreement, previously filed as Exhibit 10.36 to the Company’s Registration Statement on Form S-1 (No. 333-191544), as originally filed on October 3, 2013, and incorporated herein by reference.